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                                                                     Exhibit 4.1

                                 NONSTANDARDIZED

                               ADOPTION AGREEMENT

                                    REGIONAL
                    PROTOTYPE CASH OR DEFERRED PROFIT-SHARING
                                 PLAN AND TRUST

                                  Sponsored by

                         MANCHESTER BENEFITS GROUP, LTD

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Regional Prototype Plan and Trust Basic Plan Document #R1.

1.      EMPLOYER INFORMATION

        NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

        (a)      NAME AND ADDRESS:

                         Safeguard Scientifics, Inc.
                         800 The Safeguard Building
                         435 Devon Park Drive
                         Wayne, PA  19087-1945

        (b)      TELEPHONE NUMBER:         610-293-0600

        (c)      TAX ID NUMBER:            23-1609753

        (d)      FORM OF BUSINESS:

                 [ ]     (i)      Sole Proprietor

                 [ ]     (ii)     Partnership

                 [x]     (iii)    Corporation

                 [ ]     (iv)     "S" Corporation (formerly known as Subchapter
                                   S)

                 [ ]     (v)      Other:

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        (e)      NAME(S) OF INDIVIDUAL(S) AUTHORIZED TO ISSUE
                 INSTRUCTIONS TO THE TRUSTEE/CUSTODIAN:

                 Thomas E. Fleming and/or Dorinda K. Culp and/or Janet L.
                 Hoffman

        (f)      NAME OF PLAN:     Safeguard Scientifics, Inc. Retirement Plan

        (g)      THREE DIGIT PLAN NUMBER
                 FOR ANNUAL RETURN/REPORT:      030

2.      EFFECTIVE DATE

                 (a)     This is a new Plan having an effective date of ______.

                 (b)     This is an amended Plan.

                         The effective date of the original Plan was January 1, 1981.

                         The effective date of the amended Plan is December 1, 2000.

                 (c) If different from above, the Effective Date for the Plan's Elective Deferral provisions shall be ________.

3.      DEFINITIONS

        (a)      "Collective or Commingled Funds"

                 [x]              (i)      Not Applicable - Non-Institutional
                                           Trustee.

                 [ ]              (ii)     Investment in collective or
                                  commingled funds as permitted at paragraph
                                  13.3(b) of the Basic Plan Document #R1 shall only be made to the following specifically named fund(s):

                                                 _______________

                                                 _______________

                                                 _______________

                 Funds made available after the execution of this Adoption Agreement will be listed on schedules attached to the end of this Adoption Agreement.

        (b)      "Compensation" [paragraph 1.12]

                                  (i)      Compensation Measurement Period -
                         Compensation shall be determined on the basis of the:

                         [x]      (1)      Plan Year.

                         [ ]      (2)      Employer's Taxable Year.

                         [ ]      (3)      Calendar Year.

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                                           Compensation shall be determined on
                         the basis of the following safe-harbor definition of Compensation in IRS Regulation Section 1.414(s)-1(c):

                                                   [ ]     (4)      Code Section
                                           6041 and 6051 Compensation,

                                                   [ ]     (5)      Code Section
                                           3401(a) Compensation, or

                                                   [x]     (6)      Code Section
                                           415 Compensation.

                         (ii)     Application of Salary Savings Agreements:

                                  Compensation shall exclude Employer
                 contributions made pursuant to a Salary Savings Agreement under:

                                                   [ ]     (1)      Not
                                           applicable, no such agreement exists.

                                                   [x]     (2)      Not
                                           applicable, no Employer contributions
                                           made pursuant to a Salary Savings
                                           Agreement shall be excluded.

                                                   [ ]     (3)      A Cash or
                                           Deferred Profit-Sharing Plan under
                                           Code Section 401(k) or Simplified
                                           Employee Pension under Code Section
                                           402(h)(1)(B).

                                                   [ ]     (4)      A flexible
                                           benefit plan under Code Section 125.

                                                   [ ]     (5)      A tax
                                           deferred annuity under Code Section
                                           403(b).

        (iii)    Exclusions From Compensation:

                                             (1)   overtime.

                                             (2)   bonuses.

                                             (3)   commissions.

                                             (4)   Foreign service premiums,
                         differentials or allowances (other than shift differentials), relocation payments, tuition payments, patent awards, or any other non-basic form of current compensation.

 Type of Contribution(s)                                      Exclusion(s)
 -----------------------                                      ------------

 Elective Deferrals [Section 7(b)]                            __________

 Matching Contributions [Section 7(c)]                        __________



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
                         Qualified Non-Elective Contributions [Section 7(d)]
                         and Non-Elective Contributions [Section 7(e)]           1,2,3,4
                                                                                ---------


                                  (iv)     Maximum Compensation

                                           For purposes of the Plan,
                         Compensation shall be limited to $ ______, the maximum amount which will be considered for Plan purposes. [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the $200,000 limit of Code Section 415(d), thus the amount should be less than the $200,000 limit as adjusted for cost-of-living increases.]

        (c)      "Entry Date" [paragraph 1.30]

                                  (i) The first day of the Plan Year during which an Employee meets the eligibility requirements.

                                  (ii)     The first day of the Plan Year
                         nearest the date on which an Employee meets the eligibility requirements.

                                  (iii)    The earlier of the first day of the
                         Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

                                  (iv)     The first day of the Plan Year
                         following the date on which the Employee meets the eligibility requirements. If this election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed
                         20 1/2.

                                  (v) The first day of the month coinciding with or following the date on which an Employee meets the eligibility requirements.

                                  (vi)     The first day of the Plan Year, or
                         the first day of the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

                 Indicate Entry Date(s) to be used by specifying option from list above:

                 Type of Contribution(s)                                        Entry Date(s)
                 -----------------------                                        -------------

                 For Discretionary Profit-Sharing Contributions
                 under 7(e), (f) and (g)                                             v
                                                                                -------------

                 For all other contributions (Option (i) not
                 available for these contributions)                                  v
                                                                                -------------


                 (d)     "Hour of Service" [paragraph 1.41]

                         Shall be determined on the basis of the method selected
                 below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

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                                           [x]     (i)     On the basis of
                                  actual hours for which an Employee is paid or entitled to payment.

                                           [ ]     (ii)    On the basis of days
                                  worked.
                                                           An Employee shall be
                                  credited with ten (10) Hours of Service if under paragraph 1.41 of the Basic Plan Document #R1 such Employee would be credited with at least one (1) Hour of Service during the day.

                                           [ ]     (iii)   On the basis of weeks
                                  worked.
                                                           An Employee shall be
                                  credited with forty-five (45) Hours of Service if under paragraph 1.41 of the Basic Plan Document #R1 such Employee would be credited with at least one (1) Hour of Service during the week.

                                           [ ]     (iv)    On the basis of
                                  semi-monthly payroll periods.
                                                           An Employee shall be
                                  credited with ninety-five (95) Hours of
                                  Service if under paragraph 1.41 of the Basic
                                  Plan Document #R1 such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

                                           [ ]     (v)     On the basis of
                                  months worked.
                                                           An Employee shall be
                                  credited with one-hundred-ninety (190) Hours of Service if under paragraph 1.41 of the Basic Plan Document #R1 such Employee would be credited with at least one (1) Hour of Service during the month.

                 (e)     "Limitation Year" [paragraph 1.44]

                         The 12-consecutive month period commencing on January 1
                 and ending on December 31.

                         If applicable, the Limitation Year will be a short
                 Limitation Year commencing on ____________and ending on ____________. Thereafter, the Limitation Year shall end on the date last specified above.

                 (f)     "Net Profit"

                                           [x]     (i)     Not applicable
                                  (profits will not be required for any
                                  contributions to the Plan).

                                           [ ]     (ii)    As defined in
                                  paragraph 1.48 of the Basic Plan Document #R1.

                                           [ ]     (iii)   Shall be defined as:

                                                           ____________________

                                                           ____________________
                                                           (Only use if
                                  definition in paragraph 1.48 of the Basic Plan Document #R1 is to be superseded.)

                 (g)     "Plan Year" [paragraph 1.57]

                         The 12-consecutive month period commencing on January 1
                 and ending on December 31.


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                         If applicable, the Plan Year will be a short Plan Year
                 commencing on __________ and ending on __________. Thereafter, the Plan Year shall end on the date last specified above.

                 (h)     "Qualified Early Retirement Age"

                         For purposes of making distributions under the
                 provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [x] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

                 (i)     "Qualified Joint and Survivor Annuity"

                         The safe-harbor provisions of paragraph 8.7 of the
                 Basic Plan Document #R1 [ ] are [x] are not applicable. If not applicable, the survivor annuity shall be 50% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

                 (j)     "Taxable Wage Base" [paragraph 1.63]

                                           [x]     (i)     Not Applicable - Plan
                                  is not integrated with Social Security.

                                           [ ]     (ii)    The maximum earnings
                                  considered wages for such Plan Year under Code
                                  Section 3121(a).

                                           [ ]     (iii)   __________% (not more
                                  than 100%) of the amount considered wages for such Plan Year under Code Section 3121(a).

                                           [ ]     (iv)    $__________, provided
                                  that such amount is not in excess of the amount determined under paragraph 3(j)(ii) above.

                                           [  ]    (v)     For the 1989 Plan
                                  Year $10,000. For all subsequent Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

                 NOTE: Using less than the maximum at (ii) may result in a change in the allocation formula in Section 7.

                 (k)     "Valuation Date(s)"

                         Allocations to Participant Accounts will be done in
                 accordance with Article V of the Basic Plan Document #R1:

                 (i)     Daily                     (v)     Quarterly

                 (ii)    Weekly                    (vi)    Semi-Annually

                 (iii)   Monthly                   (vii)   Annually

                 (iv)    Bi-Monthly


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                 Indicate Valuation Date(s) to be used by specifying option from list above:

                 Type of Contribution(s)                                       Valuation Date(s)
                 -----------------------                                       -----------------

                 After-Tax Voluntary Contributions [Section 6(b)]                    i
                                                                               -------------
                 Elective Deferrals [Section 6(a)]                                   i
                                                                               -------------
                 Matching Contributions [Section 7(c)]                               i
                                                                               -------------
                 Qualified Non-Elective Contributions [Section 7(d)]                 i
                                                                               -------------
                 Non-Elective Contributions [Section 7(e), (f), (g)]                 i
                                                                               -------------
                 Minimum Top-Heavy Contributions [Section 7(i)]                      i
                                                                               -------------


        (l)      "Year of Service"

                                  (i)      For Eligibility Purposes:  The
                         12-consecutive month period during which an Employee is credited with 1 (not more than 1,000) Hours of Service.

                                  (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

                                  (iii)    For Vesting Purposes:  The
                         12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.


4.      ELIGIBILITY REQUIREMENTS [Article II]

        (a)      Service:

                                  (i) For Elective Deferrals, and Required Voluntary Contributions or Employer Contributions [unless specified otherwise at (ii) below]:

                                                   [x]     (1)      The Plan
                                           shall have no service requirement.

                                                   [ ]     (2)      The Plan
                                           shall cover only Employees having
                                           completed at least  [not more than
                                           three (3)] Years of Service. If more
                                           than one (1) is specified, for Plan
                                           Years beginning in 1989 and later,
                                           the answer will be deemed to be one
                                           (1).



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                                  (ii)     For contributions [not covered at (i)
                         above] specify the Service requirements below:

                                                                               Service
                         Type of Contribution                                Requirement
                         --------------------                                -----------

                         Employer Matching                                     ____________

                         Qualified Non-Elective                                ____________

                         Descretionary Profit-Sharing                          ____________

                         Required Voluntary                                    ____________


                                           Not more than three (3) years may be
                         specified. If more than two (2) years is specified, for Plan Years beginning in 1989 and later, the requirement will be deemed to be two (2) years.

                NOTE: If the eligibility period selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period. Participants will be eligible for Top-Heavy minimum contributions after the period in (i) above, assuming they satisfy the other requirements of this Section 4.

        (b)     Age:

                                           [x]     (i)     The Plan shall have
                                  no minimum age requirement.

                                           [ ]     (ii)    The Plan shall cover
                                  only Employees having attained age ___________ (not more than age 21).

                 (c)     Classification:

                         The Plan shall cover all Employees who have met the age
                 and service requirements with the following exceptions:

                                           [ ]     (i)     No exceptions.

                                           [x]     (ii)    The Plan shall
                                  exclude Employees included in a unit of
                                  Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                                           [x]     (iii)   The Plan shall
                                  exclude Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.


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                                           [x]     (iv)    The Plan shall
                                  exclude from participation any
                                  nondiscriminatory classification of Employees determined as follows:

                                                           leased employees,

                                                           employees of other
                                                           members of the
                                                           controlled group of
                                                           employers (as defined
                                                           under Code Sections
                                                           414(b), (c), (m) and
                                                           (0)).

        (d)      Employees on Effective Date:

                                           [x]     (i)     Not Applicable.  All
                                  Employees will be required to satisfy both the age and Service requirements specified above.

                                           [ ]     (ii)    Employees employed on
                                  the Plan's Effective Date do not have to satisfy the Service requirements specified above at [ ] (a)(i), [ ] (a)(ii), [ ] both.

                                           [ ]     (iii)   Employees employed on
                                  the Plan's Effective Date do not have to satisfy the age requirements specified above.

5.      RETIREMENT AGES

                 (a)     Normal Retirement Age:

                         If the Employer imposes a requirement that Employees
                 retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

                                           [x]     (i)     Normal Retirement Age
                                  shall be 65  (not to exceed age 65).

                                           [ ]     (ii)    Normal Retirement Age
                                  shall be the later of attaining age __________ (not to exceed age 65) or the __________ (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

        (b)      Early Retirement Age:

                                           [x]     (i)     Not Applicable.

                                           [ ]     (ii)    The Plan shall have
                                  an Early Retirement Age of __________ (not less than 55) and completion of _________ Years of Service.

6.      EMPLOYEE CONTRIBUTIONS (Effective January 1, 2001)

                         [x]      (a)      Participants shall be permitted to
                         make Elective Deferrals in any amount from 1 % up to 15% of their Compensation.

                                           If (a) is applicable, Participants
                         shall be permitted to amend their Salary Savings Agreements to change the contribution percentage as provided below:



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
                                                           [ ]      (i)    On the Anniversary
                                           Date of the Plan,

                                                           [ ]      (ii)   On the Anniversary
                                           Date of the Plan and on the first day of the seventh
                                           month of the Plan Year,

                                                           [ ]      (iii)  On the Anniversary
                                           Date of the Plan and on the first day following any
                                           Valuation Date, or

                                                           [x]      (iv)   Upon 30 days notice
                                           to the Employer.

                         [ ]      (b)      Participants shall be permitted to make after tax
                         Voluntary Contributions.

                         [ ]      (c)      Participants shall be required to make after tax
                         Voluntary Contributions as follows (Thrift Savings Plan):


                                                           [ ]      (i)    ______ % of Compensation.

                                                           [ ]      (ii)   A percentage determined
                                           by the Employee on his or her enrollment form.

                         [x]      (d)      If necessary to pass the Average Deferral Percentage Test,
                         Participants [  ] may [x] may not have Elective Deferrals recharacterized as
                         Voluntary Contributions.

                 NOTE:     The Average Deferral Percentage Test will apply to contributions under (a)
                           above.  The Average Contribution Percentage Test will apply to contributions under (b) and (c) above, and may apply to (a).

7.      EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF (Effective Jan 1, 2001)

        NOTE:     The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below.  The Employer's contribution shall be subject to the limitations contained in Articles III and X.  For this purpose, a contribution for a
                  Plan Year shall be limited for the Limitation Year which ends with or within such
                  Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later.  The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

        (a)      Profits Requirement:

                 (i)     Current or Accumulated Net Profits are required for:

                                                           [ ]      (A)    Matching Contributions.

                                                           [ ]      (B)    Qualified Non-Elective
                                           Contributions.

                                                           [ ]      (C)    Discretionary Contributions.



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                 (ii)    No Net Profits are required for:

                         [x]      (A)      Matching Contributions.

                         [x]      (B)      Qualified Non-Elective Contributions.

                         [x]      (C)      Discretionary Contributions.

                 NOTE: Elective Deferrals can always be contributed regardless of profits.

[x]              (b)     Salary Savings Agreement:

                         The Employer shall contribute and allocate to each
                 Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above.

                         An Employee who has terminated his or her election
                 under the Salary Savings Agreement other than for Hardship reasons may not make another Elective Deferral:

                                           [ ]     (i)     until the first day
                                  of the next Plan Year.

                                           [ ]     (ii)    until the first day
                                  of the [ ] next valuation period. [ ] second valuation period following termination. [ ] third valuation period following termination.

                                           [x]     (iii)   for a period of 1
                                  month(s) (not to exceed 12 months).

[x]              (c)     Matching Employer Contribution [See paragraphs (h) and
                 (i)]:

                                           [ ]     (i)     Percentage Match:
                                  The Employer shall contribute and allocate to each eligible Participant's account an amount equal to _________ % of the amount contributed and allocated in accordance with paragraph 7(b) above and (if checked) )________ % of [ ] the amount of Voluntary Contributions made in accordance with paragraph 4.1 of the Basic Plan Document #R1. The Employer shall not match Participant Elective Deferrals as provided above in excess of $_____________ or in excess of _________ % of the Participant's Compensation or if applicable, Voluntary Contributions in excess of $ _________ or in excess of _________ % of the Participant's Compensation. In no event will the match on both Elective Deferrals and Voluntary Contributions exceed a combined amount of $ _________ or _________ %.

                                           [x]     (ii)    Discretionary Match:
                                  The Employer shall contribute and allocate to each eligible Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with paragraph 7(b) above. The Employer shall set such percentage prior to the end of the Plan Year. The Employer shall not match Participant Elective Deferrals in excess of $ _________ or in excess of 5 % of the Participant's Compensation.

                                           [ ]     (iii)   Tiered Match:  The
                                  Employer shall contribute and allocate to each Participant's account an amount equal to _________ % of the first _________ % of the
                                  Participant's Compensation, to the extent deferred.




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
                                                           _____ % of the next
                                  _________ % of the Participant's Compensation, to the extent deferred.

                                                           _____ % of the next
                                  _________ % of the Participant's Compensation, to the extent deferred.

                  NOTE: Percentages specified in (iii) above may not increase as the percentage of Participant's contribution increases.

                                           [ ]     (iv)    Flat Dollar Match:
                                  The Employer shall contribute and allocate to
                                  each Participant's account $ _________ if the
                                  Participant defers at least 1% of
                                  Compensation.

                                           [ ]     (v)     Percentage of
                                  Compensation Match: The Employer shall
                                  contribute and allocate to each Participant's
                                  account _________ % of Compensation if the
                                  Participant defers at least 1% of
                                  Compensation.

                                           [ ]     (vi)    Proportionate
                                  Compensation Match: The Employer shall
                                  contribute and allocate to each Participant
                                  who defers at least 1% of Compensation, an
                                  amount determined by multiplying such Employer
                                  Matching Contribution by a fraction the
                                  numerator of which is the Participant's
                                  Compensation and the denominator of which is
                                  the Compensation of all Participants eligible
                                  to receive such an allocation. The Employer
                                  shall set such discretionary contribution
                                  prior to the end of the Plan Year.

                                           [x]     (vii)   Qualified Match:
                                  Employer Matching Contributions will be
                                  treated as Qualified Matching Contributions to
                                  the extent specified below:

                                                                    [ ]    (A)     All Matching
                                                   Contributions.

                                                                    [ ]    (B)     None.

                                                                    [ ]    (C)     ______ % of the
                                                   Employer's Matching Contribution.

                                                                    [ ]    (D)     up to ______ % of
                                                   each Participant's Compensation.

                                                                    [x]    (E)     The amount necessary
                                                   to meet the [ ] Average Deferral Percentage (ADP) test,
                                                   [  ] Average Contribution Percentage (ACP) test, [x]
                                                   Both the ADP and ACP tests.

                                                   (viii)  Matching Contribution Computation Period:
                                  The time period upon which matching contributions will be based shall be

                                                                    [ ]    (A)     weekly

                                                                    [x]    (B)     bi-weekly



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
                                                                    [ ]    (C)     semi-monthly

                                                                    [ ]    (D)     monthly

                                                                    [ ]    (E)     quarterly

                                                                    [ ]    (F)     semi-annually

                                                                    [ ]    (G)     annually

                                                   (ix)    Eligibility for Match:  Employer Matching
                                  Contributions, whether or not Qualified, will only be made on
                                  Employee Contributions not withdrawn prior to the end of the [x]
                                  valuation period [ ] Plan Year.

[x]              (d)     Qualified Non-Elective Employer Contribution - [See paragraphs (h) and (i)]
                 These contributions are fully vested when contributed.

                         The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any
                 Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP or ACP test requirements is:

                                           [ ]     (i)     All such Qualified non-Elective Contributions.

                                           [x]     (ii)    The amount necessary to meet [  ] the ADP test,
                                  [  ] the ACP test, [x] Both the ADP and ACP tests.

                 Qualified non-Elective Contributions will be made to:

                                           [ ]     (iii)   All Employees eligible to participate.

                                           [x]     (iv)    Only non-Highly Compensated Employees eligible to
                 participate.

[x]              (e)     Additional Employer Contribution Other Than Qualified Non-Elective Contributions -
                 Non-Integrated [See paragraphs (h) and (i)]

                         The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees.  This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[ ]              (f)     Additional Employer Contribution - Integrated Allocation Formula [See paragraphs (h)
                 and (i)]

                         The Employer shall have the right to make an additional discretionary contribution.
                 The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:

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                                  (i)      First, to the extent contributions
                         and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                                  (ii)     Next, any remaining Employer
                         Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

                                  (iii)    Next, any remaining Employer
                         contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section 3(j) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%.

                 NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see Section 11(d)(ii)] covering the same Employees, sub-paragraphs (i) and (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7%, 1.3% or 2.4% where it appears in (iii) above.

                                  (iv)     Next, any remaining Employer
                         contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[  ]             (g)     Additional Employer Contribution-Alternative Integrated
                 Allocation Formula [See paragraph (i)]

                         The Employer shall have the right to make an additional
                 discretionary contribution. To the extent that such contributions are sufficient, they shall be allocated as follows:

                          ______ % of each eligible Participant's Compensation
                 plus ______ % of Compensation in excess of the Taxable Wage Base defined at Section 3(j) hereof. The percentage on excess compensation may not exceed the lesser of (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age
                 (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies a Taxable Wage Base in Section 3(j) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Taxable Wage Base is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Taxable Wage Base is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

        NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

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                 (h)     Allocation of Excess Amounts (Annual Additions)

                         In the event that the allocation formula above results
                 in an Excess Amount, such excess shall be:

                                           [ ]     (i)     placed in a suspense
                                  account accruing no gains or losses for the benefit of the Participant.

                                           [x]     (ii)    reallocated as
                                  additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

                 (i)     Minimum Employer Contribution Under Top-Heavy Plans:

                         For any Plan Year during which the Plan is Top-Heavy,
                 the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f), 7(g) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Basic Plan Document #R1. Top-Heavy minimums will be allocated to:

                 [ ]     (i)      all eligible Participants.

                 [x]     (ii)     only eligible non-Key Employees who are
                 Participants.

                 (j)     Return of Excess Contributions and/or Excess Aggregate
                 Contributions:

                         In the event that one or more Highly Compensated
                 Employees are subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the:

                                           [x]     (i)     the ADP of the
                                  affected Highly Compensated Employees.

                                           [ ]     (ii)    the ACP of the
                                  affected Highly Compensated Employees.

                                           [ ]     (iii)   a combination of the
                                  ADP and ACP of the affected Highly Compensated Employees.

8.      ALLOCATIONS TO TERMINATED EMPLOYEES [paragraph 5.3]

                         [ ]      (a)      The Employer will not allocate
                         Employer related contributions to Employees who terminate during a Plan Year, unless required to satisfy the requirements of Code Section 401(a)(26) and 410(b). (These requirements are effective for 1989 and subsequent Plan Years.)

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

                         [x]      (b)      The Employer will allocate Employer matching and other related contributions as indicated below to Employees who terminate during the Plan Year as a result of:

                         Matching          Other
                         --------          -----

                         [x]               [x]     (i)     Retirement.

                         [x]               [x]     (ii)    Disability.

                         [x]               [x]     (iii)   Death.


                         [ ]               [ ]     (iv)    Other termination of employment provided that the
                                                           Participant has completed a Year of Service as
                                                           defined for Allocation Accrual Purposes.

                         [x]               [ ]     (v)     Other termination of employment even though the
                                                           Participant has not completed a Year of Service.

                         [ ]               [ ]     (vi)    Termination of employment (for any reason) provided
                                                           that the Participant had completed a Year of Service
                                                           for Allocation Accrual Purposes.

9.      ALLOCATION OF FORFEITURES

        NOTE:     Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess
                  Aggregate Contributions.

                 (a)     Allocation Alternatives:

                         If forfeitures are allocated to Participants, such allocation shall be done in the same manner as the Employer's contribution.

                                           [ ]     (i)     Not Applicable.  All contributions are always fully
                                  vested.

                                           [ ]     (ii)    Forfeitures shall be allocated to Participants in the
                                  same manner as the Employer's contribution.

                                                           If allocation to other Participants is selected, the
                                  allocation shall be as follows:

                                                                    [1]   Amount attributable to Employer
                                           Discretionary Contributions and Top-Heavy minimums will be allocated to:

                                                                                [ ]     all eligible Participants
                                                   under the Plan.

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                                                             Profit-Sharing Plan
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
                                                                                [ ]     only those Participants
                                                   eligible for an allocation of Employer contributions in the current year.

                                                                                [ ]     only those Participants
                                                   eligible for an allocation of matching contributions in the current year.

                                                                    [2]    Amounts attributable to Employer Matching
                                           contributions will be allocated to:

                                                                                [ ]     all eligible Participants.

                                                                                [ ]     only those Participants eligible
                                                   for allocations of matching contributions in the current year.

                                           [x]     (iii)   Forfeitures shall be applied to reduce the Employer's
                                  contribution for such Plan Year.

                                           [ ]     (iv)    Forfeitures shall be applied to offset administrative expenses of the Plan.  If forfeitures exceed these expenses, (iii) above shall apply.

        (b)      Date for Reallocation:

        NOTE:      If no distribution has been made to a former Participant, sub-section (i) below will apply to such
                   Participant even if the Employer elects (ii), (iii) or (iv) below as its normal administrative policy.

                                           [ ]     (i)     Forfeitures shall be reallocated at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one year Break
                                  In Service.

                                           [x]     (ii)    Forfeitures will be reallocated immediately (as of the next
                                  Valuation Date).

                                           [ ]     (iii)   Forfeitures shall be reallocated at the end of the Plan Year
                                  during which the former Employee incurs his or her          (1st, 2nd, 3rd, or 4th)
                                  consecutive one year Break In Service.

                                           [ ]     (iv)    Forfeitures will be reallocated immediately (as of the Plan
                                  Year end).

                 (c)     Restoration of Forfeitures:

                         If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated
                 (fill in the appropriate number):

                                           [1]     (i)     Current year's forfeitures.

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                                           [2]     (ii)     Additional Employer
                                  contribution.

                                           [ ]     (iii)    Income or gain to
                                  the Plan.

        (d)      Forfeitures of Excess Aggregate Contributions shall be:

                                           [x]     (i)     Applied to reduce
                                  Employer contributions.

                                           [ ]     (ii)    Allocated, after all
                                  other forfeitures under the Plan, to the Matching Contribution account of each non-Highly Compensated Participant who made Elective Deferrals or Voluntary Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year. Such forfeitures cannot be allocated to the account of any Highly Compensated Employee.

                         Forfeitures of Excess Aggregate Contributions will be
                 so applied at the end of the Plan Year in which they occur.

10.     CASH OPTION (Effective January 1, 2001)

                         [x]      (a)      The Employer may permit a Participant
                         to elect to defer to the Plan, an amount not to exceed 15 % of any Employer paid cash bonus made for such Participant for any year. A Participant must file an election to defer such contribution at least fifteen
                         (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as Elective Deferrals. Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participants.

                         [ ]      (b)      Not Applicable.


11.     LIMITATIONS ON ALLOCATIONS [Article X]

                 [  ]    This is the only Plan the Employer maintains or ever
                 maintained; therefore, this section is not applicable.

                 [x]     The Employer does maintain or has maintained another
                 Plan (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.

                         Complete (a), (b) and (c) only if the Employer
                 maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)] in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

                 (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Regional Prototype Plan:

                                           [x]     (i)     the provisions of
                                  Article X of the Basic Plan Document #R1 will apply, as if the other plan were a Regional Prototype Plan.

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                                           [ ]     (ii)    Attach provisions
                                  stating the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                 (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

                         Attach provisions which will satisfy the 1.0 limitation
                 of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

                 (c)     The minimum contribution or benefit required under Code
                 Section 416 relating to Top-Heavy Plans shall be satisfied by:

                                           [x]     (i)     This Plan.

                                           [ ]     (ii)    __________________
                                                           (Name of other
                                                           qualified plan of the
                                                           Employer).

                                           [ ]     (iii)   Attach provisions
                                  stating the method under which the minimum contribution and benefit provisions of Code
                                  Section 416 will be satisfied. If a Defined
                                  Benefit Plan is or was maintained, an
                                  attachment must be provided showing interest and mortality assumptions used in the Top-Heavy Ratio.

12.     VESTING [Article IX]

        Employees shall have a fully vested and nonforfeitable interest in any Employer contribution and the investment earnings thereon made in accordance with paragraphs (select one or more options) [x] 7(c), [ ] 7(e), [ ] 7(f), [ ] 7(g) and [ ] 7(i) hereof. Contributions under paragraph 7(b), 7(c)(vii) and 7(d) are always fully vested. If one or more of the foregoing options are not selected, such Employer contributions shall be subject to the vesting table selected by the Employer.

        Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected below except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [option (b)(iv)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iv), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

                 (a)     Computation Period:

                         The computation period for purposes of determining
                 Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

                                           [ ]     (i)     shall not be
                                  applicable since Participants are always fully vested,

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                                           [ ]     (ii)    shall commence on the
                                  date on which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof, or

                                           [x]     (iii)   shall commence on the
                                  first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

                         A Participant shall receive credit for a Year of
                 Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(l)(iii) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

        (b)      Vesting Schedules:

        NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

                  (i)      Full and immediate vesting.

                                                            Years of Service
                                                            ----------------

                                    1            2            3            4            5            6          7
                                   ---          ---          ---          ---          ---          ---        ---
                  (ii)               %         100%
                  (iii)              %            %         100%
                  (iv)               %          20%          40%          60%          80%          100%
                  (v)                %            %          20%          40%          60%           80%       100%
                  (vi)             10%          20%          30%          40%          60%           80%       100%
                  (vii)            20%          40%          60%          80%         100%
                  (viii)             %            %            %            %            %             %       100%


        NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

                                  [ ]      All contributions other than those
                         which are fully vested when contributed will vest under schedule __________.above.

                                  [x]      Contributions other than those which
                         are fully vested when contributed will vest as provided below:

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

                     Vesting
                 Option Selected           Type Of Employer Contribution
                 ---------------           -----------------------------
                        I                  7(c) Employer Match on Salary Savings
                 --------------
                                           7(c) Employer Match on Employee Voluntary
                 --------------
                       vii                 7(e) Employer Discretionary
                 --------------
                                           7(f) & (g) Employer Discretionary -Integrated
                 --------------

        (c)      Service disregarded for Vesting:

                                           [x]     (i)     Not Applicable.  All
                                  Service shall be considered.

                                           [ ]     (ii)    Service prior to the
                                  Effective Date of this Plan or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.

                                           [ ]     (iii)   Service prior to a
                                  Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

13.     SERVICE WITH PREDECESSOR ORGANIZATION

        For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s): (These hours will also be used for vesting purposes.)

        --------------------------------------------------------------

        --------------------------------------------------------------

14.     ROLLOVER/TRANSFER CONTRIBUTIONS

                 (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #R1, [x] shall [ ] shall not be permitted. If permitted, Employees [x] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

                 (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #R1, [x] shall [ ] shall not be permitted. If permitted, Employees [x] may [ ] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

        NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #R1.

15.     HARDSHIP WITHDRAWALS

        Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #R1, [x] are [ ] are not permitted.



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16.     PARTICIPANT LOANS

        Participant loans, as provided for in paragraph 13.4 of the Basic Plan Document #R1, [x] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to [x] the Participant's segregated account or [ ] the general Fund.


17.     INSURANCE POLICIES

        The insurance provisions of paragraph 13.5 of the Basic Plan Document #R1 [ ] shall [x] shall not be applicable.


18.     EMPLOYER INVESTMENT DIRECTION

        The Employer investment direction provisions, as set forth in paragraph
        13.6 of the Basic Plan Document #R1, [x] shall [ ] shall not be applicable.


19.     EMPLOYEE INVESTMENT DIRECTION

                 (a) The Employee investment direction provisions, as set forth in paragraph 13.7 of the Basic Plan Document #R1, [x] shall [ ] shall not be applicable.

                 If applicable, Participants may direct their investments:

                                           [ ]     (i)     among funds offered
                                  by the Trustee.

                                           [x]     (ii)    among any allowable
                                  investments.

                 (b) Participants may direct the following kinds of contributions and the earnings thereon (check all applicable):

                                           [ ]     (i)     All Contributions.

                                           [x]     (ii)    Elective Deferrals.

                                           [x]     (iii)   Employee Voluntary
                                  Contributions (after-tax).

                                           [x]     (iv)    Employee Mandatory
                                  Contributions (after-tax).

                                           [x]     (v)     Employer Qualified
                                  Matching Contributions.

                                           [x]     (vi)    Other Employer
                                  Matching Contributions.

                                           [x]     (vii)   Employer Qualified
                                  Non-Elective Contributions.

                                           [ ]     (viii)  Employer
                                  Discretionary Contributions.

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                                           [x]     (ix)    Rollover
                                  Contributions.

                                           [x]     (x)     Transfer
                                  Contributions.

                                           [ ]     (xi)    All of above which
                                  are checked, but only to the extent that the Participant is vested in those contributions.

        NOTE: To the extent that Employee investment direction was previously allowed, it shall continue to be allowed on those amounts and the earnings thereon.

20.     EARLY PAYMENT OPTION

                 (a) A Participant who separates from Service prior to retirement, death or Disability [x] may [ ] may not make application to the Employer requesting an early payment of his or her vested account balance.

                 (b) A Participant who has not separated from Service [x] may [ ] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant is 100% vested.

                 (c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [x] may [ ] may not receive a distribution of his or her vested account balance.

        NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distribution see item 21(a) below.


21.     DISTRIBUTION OPTIONS

                 (a)     Timing of Distributions:

                         In cases of termination for other than death,
                 Disability or retirement, benefits shall be paid:

                                           [ ]     (i)     As soon as
                                  administratively feasible, following the close of the valuation period during which a distribution is requested or is otherwise payable.

                                           [ ]     (ii)    As soon as
                                  administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                                           [x]     (iii)   As soon as
                                  administratively feasible, following the date on which a distribution is requested or is otherwise payable.

                                           [ ]     (iv)    As soon as
                                  administratively feasible, after the close of the Plan Year during which the Participant incurs ________ consecutive one-year Breaks in Service.

                                           [ ]     (v)     Only after the
                                  Participant has achieved the Plan's Normal
                                  Retirement Age, or Early Retirement Age, if applicable.

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                                           In cases of death, Disability or
                                  retirement, benefits shall be paid:

                                           [ ]     (vi)    As soon as
                                  administratively feasible, following the close of the valuation period during which a distribution is requested or is otherwise payable.

                                           [ ]     (vii)   As soon as
                                  administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                                           [x]     (viii)  As soon as
                                  administratively feasible, following the date on which a distribution is requested or is otherwise payable.

        (b)      Optional Forms of Payment:

                                           [x]     (i)     Lump Sum.

                                           [x]     (ii)    Installment Payments.

                                           [x]     (iii)   Life Annuity*.

                                           [x]     (iv)    Life Annuity  Term
                                  Certain*.
                                                           Life Annuity with
                                  payments guaranteed for 10 years (not to exceed 20 years, specify all applicable).

                                           [x]     (v)     Joint and [x] 50%,
                                  [x] 66-2/3%, [x] 75% or [x] 100% survivor
                                  annuity* (specify all applicable).


                                           [ ]     (vi)    Other form(s)
                                  specified:


                         *Not available in Plan meeting provisions of paragraph
                 8.7 of Basic Plan Document #R1.

                 (c)     Recalculation of Life Expectancy:

                         In determining required distributions under the Plan,
                 Participants and/or their Spouse (Surviving Spouse) [x] shall [ ] shall not have the right to have their life expectancy recalculated.

                 If  "shall",

                                  [ ]      only the Participant shall be
                         recalculated.

                                  [x]      both the Participant and Spouse shall
                         be recalculated.

                                  [ ]      who is recalculated shall be
                         determined by the Participant.

22.     SIGNATURES

        (a)      EMPLOYER:

                 Name and address of Employer if different than specified in
        Section 1 above.

                                                              Regional Prototype
                                                                Cash or Deferred
                                                             Profit-Sharing Plan
                                                                            #012


                         This agreement and the corresponding provisions of the
                 Plan and Trust Basic Plan Document #R1 were adopted by the Employer the ____ day of _________, 19__ .

                 Signed for the Employer by:

                 Title:

                 Signature:
                             ---------------------------------------------------

                         The Employer understands that its failure to properly
                 complete the Adoption Agreement may result in disqualification of its Plan.


                         Employer's Reliance:  The adopting Employer may not
                 rely on a notification letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

                         This Adoption Agreement may only be used in conjunction
                 with Basic Plan Document #R1.

        (b)      TRUSTEE:

                 Name of Trustee:

                 Thomas E. Fleming, Dorinda K. Culp and Janet L. Hoffman

                         The Employer's Plan as contained herein was accepted by
                 the Trustee(s) the ___ day of __________, 20___.

        Signed for the Trustee by:

        Title:
        Signature:
                                           --------------------------------


        (c)      SPONSOR:

                         The Employer's Agreement and the corresponding
                 provisions of the Plan and Trust/Custodial Account Basic Plan Document #R1 were accepted by the Sponsor the ____ day of ______________ , 20__.

        Signed for the Sponsor by:         John M. Van Buren

        Title:                             President

        Signature:
                                           --------------------------------